SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                       Date of Report - February 18, 1997


                                 MEDTRONIC, INC.
             (Exact name of registrant as specified in its charter)


    Minnesota                         1-7707                   41-0793183
(State or other Jurisdiction      (Commission File            (IRS Employer
 of incorporation)                   Number)               Identification No.)




                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of principal executive offices and zip code)



                                 (612) 574-4000
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events

         On February 18, 1997, the registrant issued a press release announcing financial results for its fiscal third quarter ended January 31, 1997. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDTRONIC, INC.
                                     (Registrant)


Date:  February 19, 1997          By: /s/ Robert L. Ryan
                                     Robert L. Ryan, Senior Vice President and
                                     Chief Financial Officer

                                  EXHIBIT INDEX


 Exhibit No.                           Description

    99                                 Press release dated February 18, 1997